UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2005

Stratasys, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13400	36-3658792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14950 Martin Drive, Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 937-3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropria ☐te box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 15, 2005, Stratasys, Inc. (the “Company”), while attempting to display a press release announcing its second quarter 2005 earnings conference call on July 28, 2005, posted in error the headline from its second quarter 2004 earnings release, “Stratasys Reports Record Second Quarter Revenue and Earnings,” under the heading “Investor Relations” on its website (www.stratasys.com) with the date of the upcoming conference call. This erroneous posting was deleted and a corrected press release will be posted on the Company’s website as soon as possible.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATASYS, INC.
(Registrant)

Date: July 15, 2005	By:	/s/ Robert F. Gallagher
Robert F. Gallagher
Chief Financial Officer